                                                                   EXHIBIT 10.22



IBM DEVELOPER AGREEMENT

STATEMENT OF WORK

--------------------------------------------------------------------------------

This Statement of Work ("SOW") is a Transaction Document issued under the IBM Developer Agreement ("IDA") for you to provide a proof of concept for Obsydian and Synon/2E inter/intranet enablement using a Java generator on the AS/400.

By signing below, each of us agrees that the complete agreement between us regarding this transaction consists of this SOW Transaction Document and:

         a)      the IBM Developer Base Agreement (identified below);
         b)      Exhibit: Travel Expense Reimbursement ("TER"): and
         c)      Exhibit: Certificate of Originality ("COO").

The following are related agreements between you and IBM:
         d) the Agreement for Exchange of Confidential Information ("AECI") No. 92-0016; and
         e)      the IBM Purchase Order that references this SOW.

Agreed To:                               Agreed To:

Synon, Inc.                              International Business Machines
                                         Corporation ("IBM")

By: /s/  PAUL K. WILDE                   By: /s/ C L ARNDT
    ---------------------------             ---------------------------
Authorized Signature                     Authorized Signature

Name:    Paul K. Wilde                   Name:    C L Arndt
     --------------------------               -------------------------
Date:    12/20/96                        Date: 12/20/96
     --------------------------               -------------------------

                                         IDA Base Agreement #:       RAL-960509
                                         SOW Transaction. Document #:RAL960509-
                                                                     ROC01
Developer Address:                       IBM Office Address:

         Synon Inc.                               IBM Corporation

         1100 Larkspur Landing Circle             3605 Highway 52 North

         Larkspur CA 94939                        Rochester MN 55901-7829






    After signing, please return a copy of this SOW to the local "IBM Office
                             Address" shown above.

SOW00A dated September 30, 1994                  IDA Base Agreement # RAL-960509
                                                         Dated December 13, 1996

IBM DEVELOPER AGREEMENT

STATEMENT OF WORK

--------------------------------------------------------------------------------

                                                      TABLE 0F CONTENTS
----------------------------------------------------------------------------------------------------------
         PART    TITLE                             PAGE     PART    TITLE                             PAGE
-------------------------------------------------------    -----------------------------------------------
         1       DEFINITIONS                       2        6       SCHEDULE                          4
         2       IBM'S RESPONSIBILITIES            2        7       INTELLECTUAL PROPERTY             4
         3       YOUR RESPONSIBILITIES             2        8       PAYMENT                           4
         4       DELIVERABLES                      3        9       COORDINATORS                      5
         5       ACCEPTANCE                        4
----------------------------------------------------------------------------------------------------------

PART 1           DEFINITIONS

1.1 JAVA means an object-oriented language designed to support cross-platform application development.

PART 2           IBM'S RESPONSIBILITIES

2.1      IBM will:

         a) review for approval the White Paper and Development Plan for functional content;

         b) participate in scheduled checkpoints as per the agreed upon Development Plan; and

         c) provide AS/400 technical assistance to you, where agreed upon by the Technical Coordinators.

PART 3           YOUR RESPONSIBILITIES

3.1 You will not begin work under this SOW until IBM Contract Coordinator has issued you a purchase order.

3.2 You will prepare or provide the Deliverables identified in the Part entitled Deliverables.

3.3      You will:

         a) provide an early proof of concept for Obsydian and Synon/2E inter/intranet enablement using a Java generator on the AS/400. This proof of concept will include:

                 1) a White Paper (Deliverable No. 1) which will document the Obsydian and Synon/2E inter/intranet and Java directions and high-level functionality on the AS/400. You agree that the IBM contract coordinator must approve any public release or dissemination of the White Paper or any Derivative Works so as to avoid any release of any IBM Confidential Information otherwise protected under AECI #92-0016.;

                 2) a Development Plan (Deliverable No. 2) which will include the necessary staffing, schedules and checkpoints for implementing the functions described in the White Paper;

                 3) a functional alpha-level demonstration (Deliverable Nos. 3, 4, 5, and 6);

                 4) a Final Report (Deliverable No. 7) supplying IBM feedback to understand implementation of Java technology and where IBM can provide additional features and functions to improve the implementation of Java technology, and prioritizing prerequisite system functions and features, such as: AS/400 Java execution environment, AS/400 web-serving requirements, and AS/400 development tool requirements. You agree that all such feedback shall be owned by IBM and shall be considered and treated as IBM Confidential Information pursuant to AECT #92-0016.

                         [ ]*

SOW00A dated September 30, 1994                  IDA Base Agreement # RAL-960509
                                                         Dated December 13, 1996


* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                 c) conduct a minimum of alpha-level demonstrations at times and events mutually agreed upon by the Technical Coordinators.

                 d) attend checkpoint meetings as per the agreed upon Development Plan either in person or via teleconference.

                 e) deliver and install the final documented alpha-level code to IBM.

                 IBM will reimburse your travel expenses incurred while performing these activities according to the Exhibit: Travel Expense Reimbursement.

PART 4           DELIVERABLES

[ ]*


* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SOW00A dated September 30, 1994                  IDA Base Agreement # RAL-960509
                                                         Dated December 13, 1996

         [ ]*

PART 5           ACCEPTANCE

In order to qualify for acceptance, you must provide each Deliverable according to the criteria defined below and other requirements of the SOW.

5.1 IBM will accept or reject each Deliverable within 10 business days from IBM's receipt of the Deliverable. If IBM does not accept or reject a Deliverable in writing within 10 business days of receipt, that Deliverable will be considered rejected by IBM.

5.2 Final acceptance criteria for Deliverable Nos. 3, 4, 5, 6 and 7 will be based on your demonstration to IBM of how each Deliverable functions relative to the mutually agreed upon Development Plan (Deliverable No.
         2).

PART 6           SCHEDULE

[ ]*

PART 7           INTELLECTUAL PROPERTY

7.1 For Licensed Work Deliverable No. 1 you grant IBM a nonexclusive, paid-up, irrevocable, worldwide copyright license to use, execute, display, and perform the Licensed Work and its Derivative Works. This license also applies to associated audio and visual works.

7.2 For Licensed Works Deliverable No. 4, 5, and 6 you grant IBM a nonexclusive, paid-up, irrevocable, worldwide copyright license to use, execute, display, and perform for internal evaluation and internal and external demonstration purposes the Licensed Work and its Derivative Works. This license also applies to associated audio and visual works.

PART 8           PAYMENT

8.1 For the Deliverables identified above, IBM will pay the fixed price amounts listed below. You may invoice for the milestone when IBM accepts the Deliverables.

[ ]*

8.2 For travel that has previously been authorized by IBM in writing, you will be reimbursed for reasonable and actual costs according to the
         Exhibit: Travel Expense Reimbursement.

8.3      You will submit your invoices to the following address:

         International Business Machines Corporation
         PO Box 9005
         Endicott NY 13761-9006

SOW00A dated September 30, 1994                  IDA Base Agreement # RAL-960509
                                                         Dated December 13, 1996


* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         Your invoices will include the following information:

         a)      IBM Developer Agreement Number;
         b)      this SOW Transaction Document Number;
         c)      name of your company and "remit to" address;
         d)      short description of the performance for which payment is due;
                 and
         e)      IBM's purchase order number, your invoice number and its date.

PART 9           COORDINATORS

9.1 The Contract Coordinators responsible to receive all notices and administer this SOW are:

FOR IBM:                                                            For you:
Name:            C L Arndt                                          Name:             Keith Jaeger
Title/Dept:      Contracts Administrator                            Title/Dept:       VP Development
Address:         IBM Corporation                                    Address:          Synon, Inc
                 3605 Hwy 52 N                                                        1100 Larkspur Landing Circle
                 Rochester MN 55901-7829                                              Larkspur, CA 94939
Phone:           (507) 253-8776                                     Phone:            (415) 461-5006
Facsimile:       (507) 253-4825                                     Facsimile:        (415) 461-2171

9.2 The Technical Coordinators responsible to accept all Deliverables, coordinate all exchanges of confidential information and to administer and coordinate the technical matters associated with this SOW are:

FOR IBM                                                             For you:
Name:            Paul Nordlund                                      Name:            Alan Zwiren
Address:         IBM Corporation                                    Address:         Synon, Inc
                 3605 Hwy 52 N                                                       1100 Larkspur Landing Circle
                 Rochester MN 55901-7829                                             Larkspur CA 94939
Phone:           (507) 253-5730                                     Phone:           (415)461-5006
Facsimile:       (507) 253-2768                                     Facsimile:       (415)461-2171

Technical Coordinators may propose, accept (by signature or initials) and implement technical changes to this SOW that do not change dollar amounts or materially change Deliverables or the schedules of this SOW.

9.3 Notices are effective when received by the appropriate coordinator as demand by reliable written confirmation (for example, certified mail receipt, courier receipt or facsimile receipt confirmation sheet.)

SOW00A dated September 30, 1994                  IDA Base Agreement # RAL-960509
                                                         Dated December 13, 1996

IBM DEVELOPER AGREEMENT

BASE AGREEMENT

--------------------------------------------------------------------------------

The IBM Developer Agreement ("IDA") consists of this Base Agreement and its Transaction Documents. The IDA covers various transactions in which IBM may involve you for:

         a)      providing Services;
         b)      developing IBM Materials; and
         c)      licensing other Deliverables.

A specific transaction will be defined by its own Transaction Document. Each Transaction Document together with this Base Agreement forms a separate agreement. The IDA is our complete agreement and replaces all prior oral, or written communications between us regarding the transactions described in the Transaction Documents.

By signing below for our companies, each of us agrees to the terms of this Base Agreement. Once signed, 1) both parties agree any reproduction of the IDA made by reliable means (for example, photocopy or facsimile) is an original unless prohibited by local law and 2) all Deliverables and Services you provide are subject to it.

Agreed To:                                Agreed To:
Synon, Inc.                               International Business Machines
                                          Corporation ("IBM")


BY:/s/  PAUL K. WILDE                     By: /s/ C L ARNDT
   --------------------------                -------------------------------
Authorized Signature                      Authorized Signature

Name:  Paul K. Wilde                      Name:  C L Arndt
     ------------------------                  -----------------------------

Date:12/20/96                             Date:12/20/96
     --------                                  --------

                                          IBM Developer Agreement #RAL-960509

Developer Address:                        IBM Office Address:
Synon Inc                                 IBM Corporation
1100 Larkspur Landing Circle              3605 Highway 52 North
Larkspur CA 94939                         Rochester MN 55901-7829
U.S.A.                                    U.S.A.


After signing, please return a copy of this Base Agreement to the local "IBM Office Address" shown above.

IDA00A dated September 30, 1994             IBM Developer Agreement # RAL-960509
                                                         Dated December 13, 1996

IBM DEVELOPER AGREEMENT

BASE AGREEMENT

--------------------------------------------------------------------------------

                                       TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------
         PART    TITLE                             PAGE     PART      TITLE                                 PAGE
-------------------------------------------------------   ------------------------------------------------------
              1  DEFINITIONS                          2        6    INDEMNIFICATION AND LIABILITY              5
              2  AGREEMENT STRUCTURE                  3        7    TERM AND TERMINATION                       6
              3  OUR RELATIONSHIP                     3        8    INSURANCE                                  7
              4  INTELLECTUAL PROPERTY                4        9    PAYMENT                                    7
              5  WARRANTY                             5       10    GENERAL                                    7

PART 1.          DEFINITIONS

Capitalized terms in the IDA have the following meanings. A Transaction Document may define additional terms. However, those terms apply only to that Transaction Document.

1.l APPEARANCE DESIGN is the appearance presented by an object, formed in hardware or by software, that creates a visual impression on an observer. Appearance Design refers to ornamental and not the functional aspects of the object.

1.2 BACKGROUND MATERIALS are items 1) in which the copyrights are owned by a third party or 2) that you prepared or had prepared outside the scope of the IDA. Background Materials are contained within a Deliverable. For purposes of this Agreement # RAL-960509 and Statement of Work #RAL-960509-ROC01, the Background Materials are Obsyidian and Synon/2E, which you own.

1.3 DELIVERABLE is any item other than Tools, that you prepare or provide under a Transaction Document.

1.4 DERIVATIVE WORK is a work that is based on an underlying work and that would be a copyright infringement if prepared without the authorization of the copyright owners of the underlying work. Derivative Works are subject to the ownership rights and licenses of others in the underlying work.

1.5 DISTRIBUTORS are those authorized by IBM and its Subsidiaries to license and distribute products.

1.6 IBM MATERIALS are Deliverables that IBM owns. The term "IBM Materials" does not include Background Materials, Licensed Work, equipment or items specifically excluded in a Transaction Document.

1.7 INVENTION is an idea know-how, technique, invention, discovery or improvement embodied in the Deliverables or methods developed under the Transaction Document. An Invention must be conceived or reduced to practice by you or your Personnel in performance of work required under the Transaction Document. An Invention made by you or your Personnel with IBM's Personnel is a "Joint Invention."

1.8 LICENSED WORKS are Deliverables that you own and license to IBM. Each Licensed Work is identified in a Transaction Document. Licensed Works include Basic Enhancements and Maintenance Modifications to them that you create or authorize others to create during the period defined in the Transaction Document.

1.9 MORAL RIGHTS are personal rights associated with authorship of a work under applicable law. They include the rights to approve modifications and to require authorship identification.

1.10 PERSONNEL are either party's employees or subcontractors working under the IDA.

1.11 SERVICES are work you and your Personnel perform to complete the tasks described in a Transaction Document. Deliverables may result from such work.

1.12 SUBSIDIARY is an entity during the time that more than 50% of its voting stock or, if no voting stock, decision-making power is owned or controlled, directly or indirectly, by another entity.

1.13 TOOLS include devices, compilers, programming documentation, media or other items required for the development, maintenance or implementation of a Deliverable.

IDA00A dated September 30, 1994             IBM Developer Agreement # RAL-960509
                                                         Dated December 13, 1996

PART 2.          AGREEMENT STRUCTURE

2.1      The IDA consists of:

         a) this BASE AGREEMENT that defines the basic terms and conditions of our relationship; and

         b) TRANSACTION DOCUMENTS that specify the details of a transaction and may include additional terms and conditions. Transaction Documents include Statements of Work, Descriptions of Licensed Work and Descriptions of Exclusive Marketing Rights. Both parties accept the terms of the Transaction Document and the identified exhibits, appendices and schedules by signing the Transaction Document.

2.2 If there is a conflict among the terms of the documents, Transaction Document terms prevail over Base Agreement terms. Terms in IBM's purchase orders and your invoices are void unless identified otherwise in the IDA.

PART 3.          OUR RELATIONSHIP

3.1 Each party is an independent contractor. Neither party is, nor will claim to be, a legal representative, partner, franchisee, agent or employee of the other except as specifically stated in the IDA. Neither party will assume or create obligations for the other. Each party is responsible for the direction and compensation of its employees.

3.2 Each party may have similar agreements with others. Each party may design, develop, manufacture, acquire or market competitive products and services and conduct its business in whatever way it chooses provided there is no conflict with the IDA. IBM is not obligated to announce or market any products or services. IBM does not guarantee the success of its marketing efforts. IBM will independently establish prices for its products and services.

3.3 Both parties will maintain relevant records to support invoices issued or payments made to the other. The records will be retained and made available for three years from the date of the related payment or invoice. If one party requests, the other will make these records available to an independent auditor chosen and compensated by the requesting party. Each party's requests will be in writing and will not occur more than once each year. The auditor will sign a confidentiality agreement and will only disclose to the requesting party any amounts due and payable for the period examined.

3.4 The Transaction Document will identify coordinators that represent each party and where to send all notices which must be in writing, payments and deliveries. A party will provide notice to the other when coordinators change.

3.5 No Deliverable or Tool will contain your or any third party's confidential or proprietary information. Where confidential information must be exchanged, it will be done under a signed confidentiality agreement. Except for your preexisting, commercially available Deliverables, you will not disclose Deliverables to others without IBM's written approval.

3.6 You will not disclose the terms of the IDA to a third party except a) to your accountants, lawyers or other professional advisors under a confidentiality agreement or b) as required by law provided you get any confidential treatment for them which is available.

3.7 Neither party relies on any promises, inducements, representations made by the other or expectations of more business dealings except as expressly provided in the IDA. The IDA accurately states our business agreement.

3.8 IBM may lend you items for use in a transaction. If so, IBM will do so under a signed equipment and program loan agreement. You will not disclose the items to others without IBM's written approval.

3.9 IBM may evaluate each Deliverable before accepting it to verify that it meets the requirements of the IDA. IBM will advise you if it accepts (in whole or in part) or rejects each Deliverable. IBM will identify errors or deficiencies that it finds. You will either promptly correct the errors and deficiencies or obtain IBM's agreement on a plan to correct them within 10 working days after receiving notification. All corrections will be made at no charge to IBM. If you do not make the corrections, IBM may withhold payments due or require you to refund payments made to you.

3.10     You will:

         a) perform Services and provide all Deliverables according to the Transaction Document. You will have a process-driven approach to your work efforts that is repeatable and measurable. On request, you will review the approach with IBM;

         b) deliver alpha object code in the form specified in the Transaction Document for Deliverables that contain code;

IDA00A dated September 30, 1994              IBM Developer Agreement #RAL-960509
                                                         Dated December 13, 1996

         c) maintain records to verify authorship of all Deliverables for four years after the termination or expiration of the Transaction Document. On request, you will deliver or otherwise make available this information in a form specified by IBM (for example, the Exhibit: Certificate of Originality);

         d) provide IBM with relevant financial information about your business on request;

         e) implement a process designed to prevent contamination by harmful code. You will provide IBM notice if you suspect contamination;

         f) participate in progress reviews to demonstrate your performance of your obligations. You will do so as specified in a Transaction Document or as otherwise requested by IBM;

         g)       adequately train your employees to perform all work;

         h) comply with the Exhibit. Activity on IBM's Premises when you or your Personnel are on IBM's premises;

         i) have agreements with your Personnel and third parties to perform obligations and to grant or assign rights to IBM as required by the IDA. On request, you will provide IBM copies of these agreements. The Exhibit. Sample Employee Agreement, its equivalent, may be used with your Personnel; and

         j) inform IBM if you plan to perform IBM work using a former IBM or IBM Subsidiary employee, IBM reserves the right to deny such assignment.

3.11     You will not, without IBM's prior written approval:

         a) issue press releases or other publicity regarding the IDA or our relationship under it; or

         b) assign or transfer the IDA or your rights under it or delegate or subcontract your obligations.

3.12 To the extent applicable, each party will comply with Executive Order 11246 of the President of the United States on Equal Employment Opportunity and the Occupational Safety and Health Act of 1970.

PART 4.          INTELLECTUAL PROPERTY

4.1 IBM Materials you create under the IDA are works made for hire under applicable law. If IBM Materials are not considered works made for hire owned by IBM by operation of law, you assign the ownership of copyrights in them to IBM, You will assist IBM to perfect these rights.

         You or your Personnel may use copies, intermediate versions, drafts and partial copies of IBM Materials only for purposes of the IDA. At the end of the transaction, you will destroy these items unless IBM states otherwise.

4.2 You will list in the Transaction Document all Background Materials and their owners. You will not include any Background Materials in a Deliverable that are not listed.

         For Deliverables 4, 5, and 6 identified in the Transaction Document you grant IBM an irrevocable, nonexclusive, worldwide, paid-up copyright license to execute, reproduce, display, perform, and use for the internal evaluation and internal and external demonstration purposes the Background Materials and their Derivative Works. You grant IBM the right to authorize others to do any of the above. This license also applies to associated audio and visual works.

         For the remaining Deliverables identified in the Transaction Document you grant IBM an irrevocable, nonexclusive, worldwide, paid-up copyright license to us, execute, reproduce, display, perform, and to prepare Derivative Works of, Background Materials and their Derivative Works. You grant IBM the right to authorize others to do any of the above. This House also applies to associated audio and visual works.

4.3 Except for tools IBM provides you, you will list all Tools for each Deliverable in the Transaction Document. You will deliver the listed Tools that are not commercially available. You will provide an updated written list to IBM for all changes and promptly deliver those updated tools that are not commercially available.

         For Deliverables 4, 5, and 6 identified in the Transaction Document you grant IBM an irrevocable, nonexclusive, worldwide, paid-up copyright license to execute, reproduce, display and perform, and use for internal evaluation and internal and external demonstration purposes all delivered Tools and their Derivative Works. You grant IBM the right to authorize others to do any of the above. This license also applies to associated audio and visual works.

         For the remaining Deliverables identified in a Transaction Document you grant IBM an irrevocable, nonexclusive, worldwide, paid-up copyright license to execute, reproduce, display and perform, and use all delivered Tools and their

IDA00A dated September 30, 1994              IBM Developer Agreement #RAL-960509
                                                         Dated December 13, 1996

         Derivative Works. You grant IBM the right to authorize others to do any of the above. This license also applies to associated audio and visual works.

4.4 You grant IBM an irrevocable, nonexclusive, worldwide, paid-up license under any inventions, patents and patent applications that are 1) owned or licensable by you now or in the future and 2) (i) required to make, have made, use and have used Deliverables and Tools or (ii) required to license or transfer a Deliverable or its Derivative Works. This license applies to Deliverables or their Derivative Works operating alone or in combination with equipment or software.

4.5 Inventions made by your Personnel are your property except for Joint Inventions and Inventions relating to an Appearance Design. You will promptly disclose each Invention to IBM in writing. Your disclosure will specify the features or concepts that you believe to be new or different. You will identify all countries in which you will seek patent protection for each Invention. You authorize IBM to act as your agent in obtaining patent protection for the Invention in countries where you do not seek patent protection. You grant IBM an irrevocable, nonexclusive, worldwide, paid-up license under these Inventions and patents issuing on and patent applications filed on these Inventions. The license scope is to make, have made, use, have used, sell, license or transfer items and to practice and have practiced methods.

4.6 Both parties will jointly own all Joint Inventions and resulting patents. Either party may license others under Joint Inventions and patent applications filed on, or patents issuing from, them without accounting to or consent from the other.

         When both parties equally share the costs associated with seeking patent protection, IBM will prepare the patent application, unless agreed to otherwise. IBM will advise you of the status of the application and will consider your proposed comments and suggestions about it If either party decides not to equally share the costs of seeking or maintaining patent protection in a Joint Invention, the other party may do so at its own expense. The paying party will control the obtaining of, and maintenance of such patents. The non-paying party will provide reasonable assistance and have required documents signed at the request and expense of the paying party.

4.7 You assign to IBM all Inventions, and patents issuing on them, relating to an Appearance Design. You will, at IBM's expense, assist in the filing of patent applications on these Inventions and have required documents signed.

4.8 Except as specifically granted, the IDA does not grant either party any rights in any patents or patent applications.

4.9 You recognize that any goodwill attaching to IBM's trademarks, services marks ("marks") or tradename belongs to IBM and this Base Agreement does not grant you any right to use them. IBM may state that you have provided a Deliverable.

PART 5.          WARRANTY

You make the following on-going representations and warranties:

         a) you are not under and will not assume any contractual obligation that conflicts with your obligations or the right granted in the IDA;

         b) there are no claims pending or threatened against you or, to the best of your knowledge, anyone else that relate to the Deliverables or Tools;

         c) none of the Deliverables or Tools directly or indirectly infringe any publicity, privacy or intellectual property rights of a third party including, to the best of your knowledge, any patents or patent applications;

         d) you will perform all work in a skillful, competent and workmanlike manner;

         e) the Deliverables and Tools are not contaminated by harmful code;

         f) the fully commented object code that you provide corresponds to the current release or version of the Deliverable;

         g) all authors have waived their Moral Rights in all Deliverables to the extent permitted by law; and all software code and/or hardware microcode licensed to or developed for IBM, are able to correctly create, process. calculate, manipulate, sort, store and delete date-related data without resulting in or causing logical or mathematical inconsistencies.

You will immediately provide IBM notice of any change that may affect your representations and warranties.

PART 6.          INDEMNIFICATION AND LIABILITY

6.1 You will indemnify IBM and its Subsidiaries if a third party makes a claim against IBM or its Subsidiaries based on an actual or alleged:

IDA00A dated September 30, 1994             IBM Developer Agreement #RAL-960509
                                                         Dated December 13, 1996

         a) failure by you, not caused by IBM, to perform your obligations under the IDA;

         b)       improper preparation or design of a Deliverable;

         c)       breach of your warranties and representations;

         d)       negligent or willful arts or omissions committed by you;

         e) failure by you to comply with governmental laws and regulations; or infringement by you or the Deliverables of patents, copyrights, trademarks, trade secrets and other intellectual property rights.

6.2 If such a claim appears likely or is made, you will promptly provide IBM notice. You will:

         a) obtain the necessary rights for IBM, its Subsidiaries, Distributors and their respective customers to continue to use the Deliverables on an uninterrupted basis and exercise all rights granted in the Deliverables; or

         b)       modify the Deliverables at your expense to resolve the claim.

         If you are not able to do either within a reasonable period of time, IBM may terminate the related Transaction Document for your breach.

6.3 You will pay any settlement amounts you authorize and all costs, damages and attorneys' fees that a court finally awards if IBM:

         a)       promptly provides you notice of the claim; and

         b) allows you to control and cooperates with you in the defense of the claim and settlement negotiations.

         IBM may participate in the proceedings at its option and expense.

6.4 Regardless of the type of claim, neither party is liable to the other for economic consequential damages (including lost profits or savings) or incidental damages, even if informed that they may occur. This limitation does not apply to your liabilities for indemnity above to the extent that such damages are included in settlements and court awards. IBM's total liability for a transaction is limited to payments due to you for that transaction.

6.5 You are not liable for indemnification for infringements that result solely from complying with IBM's detailed instructions or specifications.

PART 7.          TERM AND TERMINATION

7.1 A Transaction Document specifies the effective date of a particular transaction. The Transaction Document continues until terminated or completed.

7.2 Either party may terminate a Transaction Document for the other's breach by providing a 30 day notice that describes the breach. The termination will not be effective if the breach is cured within the notice period. A breach of a Transaction Document for a Deliverable is considered a breach of all Transaction Documents involving that Deliverable.

         If IBM terminates a Transaction Document for your breach, you are liable for any costs incurred by IBM and other damages. In addition, IBM may require:

         a) you to return advance payments and deliver work in progress to IBM. IBM may complete the work and offset payments due by IBM's completion costs and other damages. You will provide reasonable training to IBM or its designees to enable completion; or

         b) you to reimburse IBM for all payments made to date plus any reprocurement costs if IBM determines that it will not complete the work.

7.3 Either party may, for its convenience, terminate this Base Agreement on 30 days' notice. However, the Base Agreement will continue for Transaction Documents already in place until the Transaction Documents are terminated or completed.

7.4 IBM may, for its convenience, terminate a Transaction Document on 30 days' notice to you. If IBM does so; you will stop work in an orderly manner. You will provide IBM with all Deliverables including work in progress (such as notes, drafts and sketches). IBM will pay you, on a prorated basis, for Services and Deliverables that IBM accepts.

IDA00A dated September 30, 1994              IBM Developer Agreement #RAL-960509
                                                         Dated December 13, 1996

7.5 Termination or expiration of the IDA or any Transaction Document does not mean previously granted paid-up rights and licenses to IBM or product users. Any terms of the IDA that by their nature extend beyond termination or expiration (for example, Intellectual Property, INDEMNIFICATION and LIABILITY and Term and TERMINATION) will survive. These terms will apply to either party's successors and assigns.

PART 8.          INSURANCE

8.1 You will maintain the following minimal insurance coverage at your own expense:

         a) Worker's Compensation, including Employees Liability, for the statutory required amounts;

         b) Commercial General Liability for two years following expiration or termination of the IDA in the amount of $1,000,000 per event including coverage for

                  1)       "Premises Operations;"

                  2) "Contractual Liability" you are responsible for under the IDA; and

                  3)       "Products and Completed Operations."

         c) Comprehensive Automobile Liability for vehicles used in performance of work under the IDA in the amount of $250,000 per person / $500,000 per event for personal injury and $200,000 per event for property damage.

         You remain liable for any damages above the stated minimums.

8.2 The insurance will provide that the insurer notify IBM at least 30 days before any non-renewal, cancellation or other material change in your coverage, You will name IBM as an additional insured under b) and c) above. You will provide IBM with a certificate of insurance as proof of this minimal coverage on request.

PART 9.                   PAYMENT

9.1 IBM will pay you for a transaction according to the IDA. All payments will be made in U.S. dollars. Your applicable taxes, expenses and payments to third parties are included in the compensation, unless identified otherwise in a Transaction Document.

9.2 You will invoice IBM for amounts due unless the Transaction Document states otherwise. You will submit invoices within 30 days after completion of work specified in a Transaction Document. IBM will pay you within 30 days of receiving your acceptable invoice. The Transaction Document will define the information required for your invoice.

9.3 If you offer another party lower rates, prices or royalties or equivalent Services or Deliverables during the term of the IDA, you will promptly offer the same to IBM.

PART 10.                  GENERAL

10.1 Each party will comply with all applicable laws and regulations at its expense. This includes all export and import laws and regulations.

10.2 IBM may transfer or license any of its rights under the IDA to its Subsidiaries, who may transfer or license their Subsidiaries, successors or assigns. IBM may delegate its obligations to its Subsidiaries.

10.3 If any provision of the IDA is unenforceable at law, the rest of the provisions remain in effect. The headings in the IDA are for reference only. They wi11 not affect the meaning or interpretation of the IDA,

10.4 Neither party will bring a legal action against the other more than two years after the cause of action arose. This does not apply to actions brought to enforce Indemnification and Liability or intellectual property rights. Both parties will act in good faith to resolve disputes. Each party waives its rights to a jury trial in any resulting litigation. Litigation will only be commenced in the State of New York.

10.5 For a change to the IDA to be valid, both parties must sign it. No approval, consent or waiver will be enforceable unless signed by be granting party. Failure to insist on strict performance or to exercise a right when entitled does not prevent a party from doing so later for that breach or a future one.

10.6 You will submit to personal jurisdiction in any forum where IBM is sued for claims related to the IDA.

IDA00A dated September 30, 1994              IBM Developer Agreement #RAL-960509
                                                         Dated December 13, 1996

10.7 The substantive laws of the State of New York govern the IDA. The United Nations' Convention on International Sale of Goods does not apply.

IDA00A dated September 30, 1994              IBM Developer Agreement #RAL-960509
                                                         Dated December 13, 1996

IBM DEVELOPER AGREEMENT

EXHIBIT:  TRAVEL EXPENSE REIMBURSEMENT

--------------------------------------------------------------------------------

The terms of the IBM Developer Agreement (or any equivalent agreement signed by both of us) ("IDA") apply. The following terms apply when IBM authorizes and reimburses your travel expenses associated with the IDA. You accept them by signing the IDA Transaction Document that references this Exhibit.

IBM will reimburse you for reasonable and actual travel and living expenses incurred while performing Services under the IDA according to this Exhibit provided you have obtained IBM's prior written approval and submitted acceptable invoices to IBM with supporting documentation.

PART 1.                   REIMBURSABLE EXPENSES

1.1      IBM will reimburse you for:

         a) tolls, parking fees, taxis, buses or auto rentals. For auto rentals, you will obtain prior instructions from IBM regarding the rental company and rates to be used. If you use your personal automobile or travel, IBM will reimburse you under the applicable automobile allowance plan for the most direct, practical route. IBM will not reimburse expenses of normal commutation;

         b) air transportation at the economy, tourist or coach class rate for the most direct route of a scheduled airline;

         c) lodging charges commensurate with the average rates charged or in immediate area. You will obtain prior instructions from IBM regarding its negotiated rates that may extend to your travel;

         d)       reasonable and actual meal expenses up to $25.00 per day;

         e)       necessary business calls made on IBM's behalf;

         f)       reasonable tipping; and

         g) reasonable valet and laundry charges if a trip extends beyond four days.

1.2 IBM will not reimburse you for personal expenses such as hotel shop purchases, alcoholic beverages and sundry items. IBM will not reimburse you for charges associated with any personal side trips. If such expenses appear on receipts, you will deduct them from your invoice.

PART 2.          REQUIRED DOCUMENTATION

2.1      The following information must be included with all invoices:

         a)      IBM Developer Agreement number;

         b)      Transaction Document number;

         c)      expenses incurred;

         d) receipts for lodging costs, airline travel, rental cars and all other expenditures of $25 or more;

         e)      name of your company and "remit to" address;

         f)      the name of the IBM representative who authorized the expense;
                 and

         g) IBM's purchase order number (if applicable), your invoice number and its date.

2.2 You will address all invoices for expenses to the IBM Corporation as identified in the Transaction Document. You will send a copy of your invoice to the IBM representative that authorized the expense. IBM will pay you 30 days after IBM receives an acceptable invoice.


Page 1 of 1    IDA Transaction Document #RAL-60509-TOC01 dated December 13, 1996

DEVELOPER AGREEMENT

EXHIBIT: CERTIFICATE OF ORIGINALITY

--------------------------------------------------------------------------------

The term of the IBM Developer Agreement (or any equivalent agreement signed by both of us) ("IDA") apply. This Certificate of Originality is a deliverable under the IDA. You agree to provide it as a deliverable by signing the IDA Transaction Document that references this Exhibit.

If you provide IBM any program product, offering, related documentation, microcode or other software material, (collectively, "Software Material") you must complete this questionnaire and send it to IBM's Contract Coordinator for this transaction. You will provide IBM with any additional information needed for copyright registration or enforcement of legal rights relating to the Software Material.

One questionnaire can cover one complete product even if that product includes multiple modules. A separate questionnaire must be completed for code and another for its related documentation. Significant changes to the Software Material will require completion of a new questionnaire.

Please do not leave any questions blank. Write "not applicable" or "N/A" if a question is not relevant to the Software Material. If you need additional space to complete any question, please attach a separate sheet of paper that identifies the question number.

PART 1.                   QUESTIONNAIRE

0.1      Identify the IDA under which you provide Software Material to IBM:

         a)      IDA Number ____________________________________________________
                 Date: __________________________________

         b)      Transaction Document Number: __________________________________
                 Date: ___________________________________

0.2 Name of the Software Material (provide complete identification including version, release and modification numbers for programs and documentation):

0.3      Was the Software Material or any portion of it:

         a) written by any third parties other than you or your employees working within their job assignments?

                  YES_____NO_____(If YES, answer the following. If NO, skip to 1.4)

                  1) How did you acquire title to the Software Material or the right to grant licenses to IBM?

                  2) Did the third parties write ALL or PART of the Software Material?

                           ALL_____PART_____

                  If PART, state the percentage written by the third parties _____%

Page 1 of 6            IDA Transaction Document #RAL-960509-ROC01 dated 12/13/96

         b) Were the third parties that provided the Software Material to you COMPANIES, INDIVIDUALS or both?

                  COMPANIES_____(complete c) below) INDIVIDUALS_______ (complete
                  d) below) BOTH_______ (complete c) and d) below)

         c)       For each COMPANY, provide the following information:

                  1)       Name:

                  2)       Address:

                  3) How did the COMPANY acquire title to the Software Material? (For example, the Software Material was written by the COMPANY'S employees as part of their job assignment):


                  4) Did the COMPANY have each non-US contributor to the Software Material sign a waiver of their moral rights?

                           YES_____NO_____

         d)
                 For each INDIVIDUAL, provide the following information:

                 1)
                           Name:

                 2)
                           Citizenship:

                 3)
                           Address:

                 4)
                           Did the INDIVIDUALS create the Software Material while employed by, or under a contractual relationship with another Party?

                           YES_____NO_____ (If YES, provide name and address of the other party below)

                           i)      Name:
                           ii)     Address:

                 5)
                           Did the INDIVIDUALS create or first publish the Software Material in a country other than the US?

                           YES_____NO_____

                           i) If YES, did the INDIVIDUALS sign a waiver of moral rights?

                           YES___NO___(If YES, please attach a copy)

Page 2 of 6            IDA Transaction Document #RAL-960509-ROC01 dated 12/13/96

0.4 Was any part of the Software material registered at any copyright office?

         YES_____NO____ (If YES, provide the following registration information)

         a)
                 Claimant Name:

         b)
                 Registration Number:

                 Date of Registration:

         c)      Title of Work:

0.5      Was any part of the Software Material published?

         YES_____NO_____ (If YES, answer the following)

         a)
                 When and where was it published?

         b)
                 Was there a copyright notice on the published materials?

                 YES_____NO_____ (If YES, provide the copyright notice below)

0.6
         Was any part of the Software Material distributed for you to any outside person or company other than IBM?

         YES_____NO_____(If YES, answer the following)

         a)
                 When and where was the Software Material distributed?

         b)
                 To whom was the Software Material distributed?

         c)
                 Why was the Software Material distributed?

         d)
                 Under what conditions was the Software Material distributed (for example, under a contract)?

0.7 Was any part of the Software Material derived from preexisting materials?

         YES___NO___ (If YES, provide the information in a)-f) below for each of the preexisting materials)

Page 3 of 6            IDA Transaction Document #RAL-960509-ROC01 dated 12/13/96

         If the Software Materials contain any object-oriented software, are any objects derived from or inherited from other objects or classes ("parent classes")?

         YES___NO___ (If YES, provide the information in a) - f) below for each of the parent classes)

         a)       Name of the preexisting material or parent class:

         b)       Author (if known):

         c)       Owner (if known):

         d) Copyright notice appearing on the preexisting material or parent class (if any):

         e) Was any new function added to the preexisting material or parent class?

                  YES_____NO_____(If YES, answer the following)

                  Briefly describe the new functions below:

                  _____% of preexisting material or parent class used

                  _____% of preexisting material or parent class modified

                  _____% of new material consisting of or deriving from preexisting materials or parent classes

         f) Briefly describe how the preexisting materials or parent classes have been used:

0.8 Were any part of the display screens data formats, instruction or command formats, operator messages, interfaces etc. (collectively called "External Characteristics") of the Software Material copied or derived from the External Characteristics of another program or product of yours or a third party?

         YES___NO___(If YES, provide the following information)

         a)      Name of your or third party's program or product:

         b)      Author (if known):

         c)      Owner (if known):

         d) Copyright notice relating to the preexisting External Characteristics (if any):

         e)      Have the preexisting External Characteristics been modified?

                 YES___NO___(If YES, describe how they have been modified below)

0.9
         Identify below any other circumstances that may affect IBM's ability to reproduce and market the Software Material


Page 4 of 6            IDA Transaction Document #RAL-960509-ROC01 dated 12/13/96
         including:

         a)       confidentiality or trade secrecy of preexisting materials:

         b)       known or expected royalty obligations to others:

         c) preexisting materials developed for another party or customer (including government) where you may not have retained full rights to the materials:

         d) materials acquired from a person or company possibly having no title to them:

         e) agreements under which you grant rights to others under all or some of the Software Materials or documentation:


0.10 EMPLOYEE IDENTIFICATION. You recognize that, for purposes of copyright registration or enforcement of legal rights relating to the Software Material, IBM may need to know the names addresses and citizenship's of all persons who wrote or contributed to the writing of the Software Materials. You agree to keep accurate records of all such information according to the IDA and to provide them to IBM on its request.

0.11 ICON. An "ICON" is generally defined as a symbol on a display screen that a user can point to with a device such as a mouse in order to select a particular operation or software application. Except for ICONs that have been used in other IBM products, you will have the creator of each ICON contained in the Software Materials complete an ICON IDENTIFICATION FORM and submit them as appendices to this Certificate of Originality.


PART 2.                   CERTIFICATION

By signing below, you certify that except for those portions of the Software Materials identified in Part 1.3 of this Certificate of Originality, the Software Materials are original and you are the author of them. You further certify that all information contained in this Certificate of Originality, including any attachments or appendices to it, are accurate and complete.




                              --------------------------------------------------
                                               (Developer Name)

                          By:
                              --------------------------------------------------
                                            (Authorized Signature)

                          Name:
                               -------------------------------------------------

                          Title:
                                ------------------------------------------------

                          Date:
                                ------------------------------------------------

                          Address:
                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------


Page 5 of 6            IDA Transaction Document #RAL-960509-ROC01 dated 12/13/96

APPENDIX: CERTIFICATE OF ORIGINALITY

ICON IDENTIFICATION FORM

--------------------------------------------------------------------------------

A.   ICON REPRESENTATION

Words, function or thing represented by the ICON:


B.               CREATOR OF ICON

         1)      Name:

         2)      Job Title:

         3)      Business Address:

                 Business Telephone:

         4)      Citizenship:


C.   ICON DEVELOPMENT

         1)      Date the ICON was created in tangible form:

         2)      Was the attached ICON created as an assigned work task?

                 YES_____NO_____

         3) Was the attached ICON created without reference to any preexisting ICONs or other works authored or owned by another?

                 YES_____NO_____ (If NO, identify the preexisting ICONs or other works that were referenced and attach copies)

         4) If the ICON was created for inclusion in a specific product, identify the product in which it will be (or was) used and provide the planned availability date and country of first publication:


         5) Identify or describe any known preexisting ICONs that represent the same word or function or that are similar in appearance to the ICON (attach copies):


         6) Attach a copy of the ICON and, for identification purposes, include on the drawing the information you provided irk response to B above.



                 Signature:
                           -------------------------------------------------

                           -------------------------------------------------
                                           (Creator Name)

                 Date:
                      ------------------------------------------------------

Page 6 of 6            IDA Transaction Document #RAL-960509-ROC01 dated 12/13/96